INCOME TAXES (Tables)	12 Months Ended
May 31, 2016
Income Tax Disclosure [Abstract]
Schedule of Deferred Tax Assets and Liabilities [Table Text Block]	The tax effects of the temporary differences that give rise to the Company’s estimated deferred tax assets and liabilities are as follows:

	May 31,	May 31,
	2016	2015
Federal and state statutory rate	34%	34%
Net operating loss carry forwards	787,513	500,417
Valuation allowance for deferred tax assets	(787,513)	(500,417)
Net deferred tax assets	-	-